UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 29, 2026
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 29, 2026, the Company held its annual meeting of stockholders (the “Annual Meeting”). The following proposals were submitted to a vote of the stockholders of the Company at the Annual Meeting:
1.The election of eight JBS Directors to the board of directors (the “Board”).
2.The election of two Equity Directors to the Board.
3.A stockholder advisory vote on executive compensation (“Say on Pay”).
4.The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 27, 2026.
5.A stockholder proposal to provide a report regarding internal diversity and inclusion policies and practices.
6.A stockholder proposal to provide a political spending disclosure.
Proposal 1: Election of JBS Directors to the Board
The stockholders of the Company elected all of the Company’s eight nominees for JBS Director at the Annual Meeting pursuant to the following votes:

Name	For	Withheld	Broker Non-Votes
Gilberto Tomazoni	204,922,965	23,394,700	3,524,646
Wesley Mendonça Batista	202,350,729	25,966,936	3,524,646
Joesley Mendonça Batista	210,074,808	18,242,857	3,524,646
Andre Nogueira de Souza	207,904,873	20,412,792	3,524,646
Farha Aslam	224,144,242	4,173,423	3,524,646
Raul Padilla	227,825,028	492,637	3,524,646
Joanita Karoleski	215,907,484	12,410,181	3,524,646
Wesley Mendonça Batista Filho	215,795,863	12,521,802	3,524,646
Proposal 2: Election of Equity Directors to the Board
The stockholders of the Company elected all of the Company’s two nominees for Equity Director at the Annual Meeting pursuant to the following votes:

Name	For	Withheld	Broker Non-Votes
Wallim Cruz de Vasconcellos Junior	217,866,692	10,450,973	3,524,646
Arquimedes A. Celis	224,067,393	4,250,272	3,524,646
Proposal 3: Say on Pay
The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, including the compensation discussion and analysis, compensation tables and narrative discussion.

For	Against	Abstain	Broker Non-Votes
227,280,964	1,012,847	23,854	3,524,646
Proposal 4: Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm
The appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 27, 2026 was ratified at the Annual Meeting. The votes were cast as follows:

For	Against	Abstain
231,705,153	109,149	28,009

Proposal 5: Proposal to provide a report regarding internal diversity and inclusion policies and practices.
The stockholders voted against the proposal to provide a report regarding internal diversity and inclusion policies and practices. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
2,245,060	225,948,275	124,330	3,524,646

Proposal 6: Proposal to provide a political spending disclosure.
The stockholders voted against the proposal to provide a political spending disclosure at the Annual Meeting pursuant to the following votes:

For	Against	Abstain	Broker Non-Votes
14,482,172	213,727,686	107,807	3,524,646

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	May 1, 2026	/s/ Matthew Galvanoni
Matthew Galvanoni
Chief Financial Officer and Chief Accounting Officer